                                                                   EXHIBIT 10.22

                                                                       Execution


                      FIRST AMENDMENT TO CREDIT AGREEMENT

     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (herein called this "Amendment") is made as of the 8th day of July, 1998 by and among Western Gas Resources, Inc. ("Borrower") and NationsBank, N.A., successor by merger to NationsBank of Texas, N.A., as Agent ("Agent"), and the Lenders referred to in the Original Agreement (as defined below).

                              W I T N E S S E T H:

     WHEREAS, Borrower, Agent and Lenders have entered into that certain Credit Agreement dated as of May 30, 1997 (as amended, restated, or supplemented to the date hereof, the "Original Agreement"), for the purposes and consideration therein expressed, pursuant to which Lenders made and became obligated to make loans to Borrower as therein provided; and

     WHEREAS, Borrower, Agent and Lenders desire to amend the Original Agreement to for the purposes set forth herein;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans which may hereafter be made by Lenders to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                                   ARTICLE I.

                           Definitions and References
                           --------------------------

     (S) 1.1  Terms Defined in the Original Agreement.  Unless the context
              ---------------------------------------
otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.


                                 ARTICLE II.

                                   Amendments
                                   ----------

     (S) 2.2  Defined Terms.  Section 1.1 of the Original Agreement is hereby
              -------------
amended by adding the following defined terms:

          "'Granger Complex' means those certain gas processing facilities and
            ----------------
     associated gas gathering systems (with all related assets) to be sold by Borrower to RIS Resources (USA) Inc. pursuant to the Granger Option and Asset Purchase Agreement."
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          "'Granger Option and Asset Purchase Agreement' means that certain
            -------------------------------------------
     Option and Asset Purchase Agreement dated November 14, 1997 by and between Mountain Gas Resources, Inc., Borrower and RIS Resources (USA) Inc., as amended.

     (S) 2.2  Limitation on Sales of Property.  Section 6.2(d) of the Original
              -------------------------------
Agreement is hereby amended to read in its entirety as follows:

     "Limitation on Sales of Property.  No Related Person will sell, transfer,
      -------------------------------
lease, exchange, alienate or dispose of any of its material assets or properties or any material interest therein except:

               (i) equipment which is worthless or obsolete or which is replaced by equipment of equal suitability and value;

               (ii)  inventory which is sold in the ordinary course of business;

               (iii) sales of receivables pursuant to a Permitted Receivables Purchase Facility;

               (iv) the sale of up to an undivided fifty percent (50%) interest in the Granger Complex pursuant to the Granger Option and Asset Purchase Agreement; and

               (v) so long as no Default or Event of Default has occurred, other assets or property which are sold in arm's length transactions to third parties that are not Affiliates of Borrower and are sold for fair consideration not in the aggregate in excess of $20,000,000 during any Fiscal Year; provided that the sale of the Granger Complex and related assets pursuant to the Granger Option and Asset Purchase Agreement shall not be included in the calculation of this clause (v).

     Neither Borrower nor any of Borrower's Subsidiaries will sell, transfer or otherwise dispose of capital stock of any of Borrower's Subsidiaries except that any Subsidiary of Borrower may sell or issue its own capital stock to the extent not otherwise prohibited hereunder. No Related Person will discount, sell, pledge or assign any notes payable to it, accounts receivable or future income except to the extent expressly permitted under the Loan Documents."

     (S) 2.3  Limitation on Investments and New Businesses  Section 6.2(f)(iii)
              --------------------------------------------
of the Original Agreement is hereby amended to read in its entirety as follows:

               "(iii) make any acquisitions of or capital contributions to or other investments except (A) capital contributions to and investments in Williston Gas Company and Subsidiaries already wholly owned by such Related Person and the joint ventures described on Schedule 4 hereto,
          (B) deposits with any Lender, investments in obligations of any Lender or any of such Lender's Affiliates, time

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          deposits in other banking institutions which, at the time such deposit is made, are rated "C" by Thomson BankWatch, Inc. and investments maturing within one year from the date of acquisition in direct obligations of or obligations supported by, the full faith and credit of, the United States of America, (C) purchases of open market commercial paper, maturing within 270 days after acquisition thereof, with the highest or second highest credit rating given by either Standard & Poor's Rating Group (a division of McGraw-Hill, Inc.) or Moody's Investors Services, Inc. and investments in money market mutual funds with equivalent ratings, or (D) preferred stock of RIS Resources (USA) Inc. in an amount not to exceed $14,000,000 received in connection with the sale of the Granger Complex and related assets described in Section 6.2;"


                                  ARTICLE III.

                          Conditions of Effectiveness
                          ---------------------------

     (S) 3.1.  Effective Date.  This Amendment shall become effective as of the
               --------------
date first above written when, and only when, Agent shall have received all of the following documents:

          (a) This Amendment, duly authorized, executed and delivered, and in form and substance satisfactory to Agent.

          (b) A certificate of a duly authorized officer of Borrower to the effect that all of the representations and warranties set forth in Article IV hereof are true and correct at and as of the time of such effectiveness.

          (c) A certificate of the Secretary of Borrower dated the date of this Amendment certifying that attached thereto is a true and complete copy of resolutions adopted by the Board of Directors of Borrower authorizing the execution, delivery and performance of this Amendment and certifying the names and true signatures of the officers of Borrower authorized to sign this Amendment.

          (d) Such supporting documents as Agent may reasonably request.


                                  ARTICLE IV.

                         Representations and Warranties
                         ------------------------------

     (S) 4.1.  Representations and Warranties of Borrower.  In order to induce
               ------------------------------------------
each Lender to enter into this Amendment, Borrower represents and warrants to each Lender that:

          (a) The representations and warranties contained in Section 5.1 of the Original Agreement are true and correct at and as of the time of the effectiveness hereof (except as such representations and warranties have been modified by the transactions contemplated herein).

          (b) Borrower is duly authorized to execute and deliver this Amendment and Borrower is and will continue to be duly authorized to borrow monies and to perform its obligations under the Credit Agreement. Borrower has duly taken all corporate and action necessary to authorize the execution and delivery of this Amendment.

          (c) The execution and delivery by Borrower of this Amendment, the performance of its obligations thereunder and the consummation of the transactions contemplated hereby do not and will not conflict with any provision of law, statute, rule or regulation or of the certificate of incorporation and bylaws of Borrower or of any material agreement, judgment, license, order or permit applicable to or binding upon Borrower or result in the creation of any lien, charge or encumbrance upon any assets or properties of Borrower. Except for those which have been obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by Borrower and of this Amendment.

          (d) When duly executed and delivered, this Amendment and the Credit Agreement will be a legal and binding obligation of Borrower enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and by equitable principles of general application.

          (e) The unaudited Consolidated quarterly financial statements of Borrower dated as of March 31, 1998 fairly present the Consolidated financial position at such date and the Consolidated statement of operations and the changes in Consolidated financial position for the periods ending on such date for Borrower. Copies of such financial statements have heretofore been delivered to Agent. Since March 31, 1998, no material adverse change has occurred in the financial condition or business or in the Consolidated financial condition or business of Borrower.


                                   ARTICLE V.

                                 Miscellaneous
                                 -------------

     (S) 5.1.  Ratification of Agreements.  The Original Agreement as hereby
               --------------------------
amended is hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Original Agreement as hereby amended. The Loan Documents, as they may be amended or affected by the various Amendment Documents, are hereby ratified and confirmed in all respects. The execution, delivery and effectiveness of this Amendment and the other Amendment Documents shall not, except as expressly provided herein or therein, operate as a waiver of any right, power or remedy of Lenders under the Credit

Agreement, the Notes, or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement, the Notes or any other Loan Document.

     (S) 5.2.  Survival of Agreements.  All representations, warranties,
               ----------------------
covenants and agreements of Borrower herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of the Loans, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by Borrower hereunder or under the Credit Agreement to any Lender shall be deemed to constitute representations and warranties by, and/or agreements and covenants of, Borrower under this Amendment and under the Credit Agreement.

     (S) 5.3.  Loan Documents.  This Amendment and each other Amendment Document
               --------------
is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto and thereto.

     (S) 5.4.  Governing Law.  This Amendment shall be governed by and construed
               -------------
in accordance the laws of the State of Texas and any applicable laws of the United States of America in all respects, including construction, validity and performance.

     (S) 5.5.  Counterparts.  This Amendment may be separately executed in
               ------------
counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.

     THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

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

     IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.


                              WESTERN GAS RESOURCES, INC.


                              By: /s/ William J. Krysiak
                                 ---------------------------------------
                                 Name: William J. Krysiak
                                 Title: Vice President - Finance


                              NATIONSBANK, N.A.


                              By: /s/ David C. Rubinking
                                 ---------------------------------------
                                 Name: David C. Rubinking
                                 Title: Senior Vice President


                              BANK OF AMERICA NATIONAL TRUST
                              AND SAVINGS ASSOCIATION


                              By: /s/ Paul Colon
                                 ---------------------------------------
                                 Name: Paul Colon
                                 Title: Vice President


                              BANK OF MONTREAL


                              By: /s/ Cahal B. Carmody
                                 ---------------------------------------
                                 Name: Cahal B. Carmody
                                 Title: Director


                              BANKBOSTON, N.A.


                              By: /s/ Terrance Ronon
                                 ---------------------------------------
                                 Name: Terrance Ronon
                                 Title: Vice President

                              CREDIT LYONNAIS NEW YORK BRANCH


                              By: /s/ Philippe Soustra
                                 ----------------------------------------
                                 Name: Philippe Soustra
                                 Title: Senior Vice President


                              CIBC INC.


                              By: /s/ M.A. G. Corkum
                                 ----------------------------------------
                                 Name: Michael A. G. Corkum
                                 Title: Authorized Signatory


                              U.S. BANK NATIONAL ASSOCIATION


                              By: /s/ Monte E. Deckerd
                                 ----------------------------------------
                                 Name: Monte E. Deckerd
                                 Title: Vice President


                              SOCIETE GENERALE, SOUTHWEST AGENCY


                              By: /s/ R.A. Erbert
                                 ----------------------------------------
                                 Name: Richard A. Erbert
                                 Title: Vice President


                              ABN AMRO BANK N.V.


                              By: /s/ Scott Albert
                                 ----------------------------------------
                                 Name: Scott Albert
                                 Title: Vice President


                              By: /s/ Darin P. Fischer
                                 ----------------------------------------
                                 Name:  Darin P. Fischer
                                 Title Assistant Vice President